Exhibit 99.4

UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma combined consolidated financial information and explanatory notes present how the combined financial statements of North and South may have appeared had the businesses actually been combined. The unaudited pro forma combined consolidated financial information shows the impact of the merger of North and South on the companies’ respective historical financial positions and results of operations under the acquisition method of accounting with North treated as the acquirer. Under this method of accounting, the assets and liabilities of South will be recorded by North at their estimated fair values as of the date the merger is completed. The unaudited pro forma combined consolidated balance sheet gives effect to the merger as if the transaction had occurred on September 30, 2014. The unaudited pro forma combined consolidated statements of income for the nine months ended September 30, 2014 and for the year ended December 31, 2013, give effect to the merger as if these transactions had been completed on January 1, 2013. The unaudited pro forma combined selected financial data is derived from such balance sheets and statements of income.

The unaudited pro forma combined consolidated financial information should be read together with the accompanying notes to the unaudited pro forma combined financial statements; North’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2013, included in North’s Annual Report on Form 10-K for the year ended December 31, 2013; South’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2013, included in South’s Annual Report for the year ended December 31, 2013; North’s separate unaudited historical consolidated financial statements and accompanying notes as of and for the three and nine months ended September 30, 2014, included in North’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014; South’s separate unaudited historical consolidated financial statements and accompanying notes as of and for the three and nine months ended September 30, 2014, included as Exhibit 99.3 to Amendment No. 1 to Current Report on Form 8-K/A filed with the Securities and Exchange Commission on December 11, 2014; and other information pertaining to North contained in previous Securities and Exchange Commission filings.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not indicate the financial results of the combined company had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements and expense efficiencies, among other factors, been considered and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had the companies been combined during this period. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma combined consolidated financial information, the preliminary determination of fair values of South’s assets acquired and liabilities assumed reflected in the unaudited pro forma combined consolidated financial information are subject to adjustment and may vary from the actual fair values assigned that will be recorded upon completion of the merger. North is in the process of finalizing its determination of the fair values of the acquired assets and assumed liabilities which could significantly change both the amount and the composition of these estimated accounting adjustments.

Unaudited Pro Forma Combined Consolidated Balance Sheet

As of September 30, 2014

(in thousands)

	North (as Reported)	South (as Reported)	Pro Forma Adjustments	Notes	Pro Forma Combined
Assets
Cash and due from banks	$400,993	$194,570	$—		$595,563
Overnight investments	707,352	1,087,325	—		1,794,677
Investment securities available for sale	5,648,094	2,011,263	(100,635)	B, D, W	7,558,722
Investment securities held to maturity	607	—	—		607
Loans held for sale	43,612	30,997	—		74,609
Loans and leases:
Acquired[1]	996,280	4,604,558	(113,491)	E	5,487,347
Originated[2]	12,806,511	—	—		12,806,511
Allowance for loan and lease losses	(200,905)	(47,736)	47,736	F	(200,905)

Net loans and leases	13,601,886	4,556,822	(65,755)		18,092,953
Premises and equipment	891,722	228,278	9,577	G	1,129,577
Other real estate owned:
Covered under loss share agreements	29,272	2,584	(1,690)	O	30,166
Not covered under loss share agreements	43,186	37,718	(3,953)	O	76,951
Income earned not collected	48,511	15,886	(620)	H	63,777
FDIC loss share receivable	45,140	4,192	863	N	50,195
Goodwill	127,140	21,357	(15,725)	I	132,772
Other intangible assets	3,291	16,732	92,684	J	112,707
Other assets	351,685	69,944	(36,524)	A, B, K, L, M	385,105

Total assets	$21,942,491	$8,277,668	$(121,778)		$30,098,381

Liabilities
Deposits
Noninterest-bearing	$5,844,786	$2,166,754	$—		$8,011,540
Interest-bearing	12,562,155	5,006,764	1,299	P	17,570,218

Total deposits	18,406,941	7,173,518	1,299		25,581,758

Short-term borrowings	798,169	293,343	2,338	Q	1,093,850
Long-term borrowings	313,768	128,404	(28,552)	R, W	413,620
FDIC loss share payable	116,924	—	228	S	117,152
Other liabilities	139,982	69,505	14,918	D, T, V	224,405

Total liabilities	19,775,784	7,664,770	(9,769)		27,430,785

Shareholders’ Equity
Preferred stock	—	—	—		—
Common stock	—	3,416	(3,416)	U	—
Class A	8,586	—	2,373	C, D	10,959
Class B	1,033	—	18	C	1,051
Surplus	143,766	65,081	450,692	C, D, U	659,539
Retained earnings	2,015,180	539,430	(538,831)	B, U, V	2,015,779
Accumulated other comprehensive (loss) income	(1,858)	4,971	(22,845)	B, U	(19,732)

Total shareholders’ equity	2,166,707	612,898	(112,009)		2,667,596

Total liabilities and shareholders’ equity	$21,942,491	$8,277,668	$(121,778)		$30,098,381

[1]	Acquired loans are accounted for under accounting guidance for purchased credit-impaired (“PCI”) loans.
[2]	Originated loans are reported at the principal balance outstanding, net of deferred loan fees and costs.

Notes

A	Adjustment reflects $50 per share of South common stock paid in escrow receivable by North totaling $30.4 million.
B	Adjustment reflects the impact of cancelling South’s common stock which includes removal of the investment at fair value totaling $29.6 million; $11.2 million reversal of the deferred tax associated with the unrealized gain (rate = 39%); $17.9 million reversal of the other comprehensive income component; and $29.1 million realized gain.
C	Adjustment reflects North issuance of common stock of $2.6 million at par value and $561.6 million of surplus.
D	Adjustment reflects retirement of North common stock owned by South which includes removal of the investment at fair value totaling $46.1 million; $14.9 million reversal of the deferred tax associated with the unrealized gain (rate = 35%); and retirement of the shares consisting of $0.2 million par value and $45.9 million of surplus.
E	Adjustment reflects the fair value adjustment (discount) based upon North’s evaluation of the acquired loan portfolio of $113.5 million, of which $87.7 million is related to credit.
F	Adjustment reflects the reversal of South’s allowance for loan and lease losses (ALLL) of $47.7 million.
G	Adjustment reflects the fair value adjustment of South’s acquired premises and equipment of $9.6 million.
H	Adjustment reflects the reversal of South’s loan accrued interest receivable of $0.6 million related to purchased credit impaired loans.
I	Adjustment reflects $5.6 million goodwill generated as a result of the consideration paid being greater than the net assets acquired (see “Purchase Price Allocation” below) and the elimination of South’s goodwill totaling $21.4 million.
J	Adjustment reflects $88.0 million of core deposit intangible recorded by North for South deposits; $3.9 million of customer relationship intangible for FCSC; fair value adjustment of South’s mortgage servicing rights totaling $1.8 million; and elimination of South’s core deposit intangible of $1.0 million.
K	Adjustment reflects other asset fair value adjustments totaling $1.9 million.
L	Adjustment reflects the recording of a $7.8 million deferred tax liability generated by the net pro forma adjustments (rate = 39%).
M	Adjustment reflects the reduction in South’s prepaid pension assets due to updated assumptions of $7.6 million.
N	Adjustment reflects the fair value adjustment of South’s Federal Deposit Insurance Corporation (FDIC) receivable of $0.9 million.
O	Adjustment reflects the fair value adjustment of South’s other real estate owned (OREO) of $5.6 million.
P	Adjustment reflects the fair value adjustment (premium) to South’s deposits of $1.3 million.
Q	Adjustment reflects the fair value adjustment (premium) to South’s short-term borrowings of $2.3 million.
R	Adjustment reflects the fair value adjustment (discount) to South’s long-term borrowings of $3.5 million.
S	Adjustment reflects the fair value adjustment to South’s FDIC payable of $0.2 million.
T	Adjustment reflects the fair value adjustment of South’s other compensation liabilities totaling $1.0 million and other miscellaneous liability adjustments totaling $0.4 million.
U	Adjustment reflects the reversal of South’s common stock at par of $3.4 million, surplus of $65.1 million, retained earnings of $539.4 million and other comprehensive income of $5.0 million.
V	Adjustment reflects estimated merger-related expenses of $28.5 million.
W	Adjustment reflects elimination of $25.0 million of South Trust Preferred owned by North.

Purchase Price Allocation

The following table summarizes the calculation of the purchase price and the allocation of the purchase price to the estimated fair value of assets and liabilities (in thousands):

First Citizens Bancorporation (South) common shares outstanding at September 30, 2014		683,293
Less: Retire North ownership in South		(32,042)

Net First Citizens Bancorporation common shares outstanding at September 30, 2014		651,251

Value of shares of North Class A common stock issued to South shareholders		$560,371
Value of shares of North Class B common stock issued to South shareholders		3,877
Cash paid to South shareholders		30,394
Fair value of First Citizens Bancorporation shares owned by First Citizens Bancshares (North)		29,551

Total pro forma purchase price		$624,193

Fair value of assets acquired:
Cash and due from banks	$194,570
Overnight investments	1,087,325
Investment securities available for sale	1,965,179
Loans held for sale	30,997
Loans and leases	4,491,067
Premises and equipment	237,855
Other real estate owned	34,659
Income earned not collected	15,266
FDIC loss share receivable	5,055
Other intangible assets	109,416
Other assets	52,589

Total assets	8,223,978

Fair value of liabilities assumed:
Total deposits	7,174,817
Short-term borrowings	295,681
Long-term borrowings	124,852
FDIC loss share payable	228
Other liabilities	55,923

Total Liabilities	7,651,501

Retirement of North common stock acquired from South	46,084

Net assets acquired		618,561

Preliminary pro forma goodwill		$5,632

Unaudited Pro Forma Combined Consolidated Income Statement

For the Nine Months Ended September 30, 2014

(in thousands)

(in thousands)	North (as Reported)	South (as Reported)	Pro Forma Adjustments	Notes	Pro Forma Combined
Interest income
Loans and leases	$489,401	$144,194	$10,106	A	$643,701
Investment securities interest and dividend income	36,902	21,110	(226)	B	57,786
Overnight investments	2,023	2,315			4,338

Total interest income	528,326	167,619	9,880		705,825
Interest expense
Deposits	18,534	4,508	(325)	C	22,717
Short-term borrowings	4,830	204	(584)	D	4,450
Long-term obligations	12,111	9,192	(146)	E	21,157

Total interest expense	35,475	13,904	(1,055)		48,324

Net interest income	492,851	153,715	10,935		657,501
Provision (credit) for loan and lease losses	(7,665)	(2,587)			(10,252)

Net interest income after provision for loan and lease losses	500,516	156,302	10,935		667,753
Noninterest income
Cardholder services	38,337	22,136			60,473
Merchant services	44,112	14,743			58,855
Service charges on deposit accounts	45,194	27,898			73,092
Wealth management services	46,352	14,494			60,846
Fees from processing services	17,846	—	(17,846)	F	—
Securities gains (losses)	—	7,566			7,566
Other service charges and fees	12,195	3,243			15,438
Mortgage income	3,329	5,178	(226)	G	8,281
Insurance commissions	7,962	1,453			9,415
ATM income	3,661	3,080			6,741
Adjustments to FDIC loss share receivable	(32,030)	(112)			(32,142)
Other	16,995	2,166			19,161

Total noninterest income	203,953	101,845	(18,072)		287,726
Noninterest expense
Salaries and wages	243,017	70,039			313,056
Employee benefits	59,638	27,276			86,914
Occupancy expense	60,975	12,471	287	H	73,733
Equipment expense	57,121	7,318			64,439
FDIC insurance expense	8,191	3,889			12,080
Foreclosure-related expenses	13,787	4,421			18,208
Goodwill impairment	—	166,750			166,750
Merger expenses	7,352	—	(2,344)	I	5,008
Other	141,779	75,861	(12,305)	F, J, K	205,335

Total noninterest expense	591,860	368,025	(14,362)		945,523
Income before income taxes	112,609	(109,878)	7,225		9,956

Provision for income taxes	37,330	20,259	2,818	L	60,407

Net income	$75,279	$(130,137)	$4,407		$(50,451)
Preferred dividends	—	79	(79)	M	—

Net income available to common shareholders	$75,279	$(130,216)	$4,486		$(50,451)

Net income per share
Net income per share – basic and diluted	$7.83	$(190.57)	$2.63		$(4.20)
Average shares outstanding	9,618,941	683,293	1,708,173	N	12,010,407

Notes
A	Adjusted loan interest income for purchased loans using the level yield method over the estimated lives of the acquired loan portfolio.
B	Adjustment reflects the elimination of North dividend income from South of $0.03 million and the elimination of South dividend income from North of $0.2 million.
C	Adjustment reflects amortization of the deposit premium over an estimated average deposit life of 3 years.
D	Adjustment reflects amortization of the short-term debt premium over the remaining estimated duration of the debt obligations of 3 years.
E	Adjustment reflects amortization of the long-term debt discount over the estimated duration of the debt obligations. The $0.8 million premium for the Capital Trust I debt was amortized over 2 years due to redemption in December 2014. The remaining $4.4 million discount for the other long-term debt was amortized over the remaining estimated duration of the debt obligations of 20 years.
F	Adjustment reflects the elimination of processing fees between North and South.
G	Adjustment reflects mortgage servicing rights amortization expense of $0.2 million.
H	Adjustment reflects the incremental depreciation expense of facilities acquired.
I	Elimination of North’s merger expenses.
J	Adjustment reflects customer deposit intangibles amortization expense of $11.0 million and customer relationship intangible for First Citizens Securities Corporation (FCSC) amortization expense of $0.6 million over their respective estimated lives.
K	Elimination of South’s merger expenses of $6.0 million.
L	Adjustment reflects estimated tax impact from the income derived from the transaction.
M	Adjustment reflects the elimination of South’s preferred stock upon completion of the acquisition.
N	Adjustment reflects the net impact of common shares issued and retired totaling 1,708,173. The net impact consists of the following adjustments: North Class A shares issued, which is the weighted average of South’s outstanding common shares totaling 683,293 less common shares owned and retired by North of 32,042 multiplied by the exchange ratio of 4.0 for the election of North Class A shares and $50 cash per share or the exchange ratio of 3.58 for North Class A shares and 0.42 North Class B shares, resulting in 2,586,764 gross North Class A common shares and 18,202 gross North Class B shares. This amount is then reduced by the total South shares outstanding of 683,293 and the retirement of 213,500 North Class A common shares that are owned by South.

Unaudited Pro Forma Combined Consolidated Income Statement

For the Year Ended December 31, 2013

(in thousands)

(in thousands)	North (as Reported)	South (as Reported)	Pro Forma Adjustments	Notes	Pro Forma Combined
Interest income
Loans and leases	$757,197	$202,040	$13,474	A	$972,711
Investment securities interest and dividend income	36,884	19,546	(301)	B	56,129
Overnight investments	2,723	3,743			6,466

Total interest income	796,804	225,329	13,173		1,035,306
Interest expense
Deposits	34,495	8,985	(433)	C	43,047
Short-term borrowings	2,724	510	(779)	D	2,455
Long-term obligations	19,399	12,319	(194)	E	31,524

Total interest expense	56,618	21,814	(1,406)		77,026

Net interest income	740,186	203,515	14,579		958,280
Provision (credit) for loan and lease losses	(32,255)	8,054	—		(24,201)

Net interest income after provision for loan and lease losses	772,441	195,461	14,579		982,481
Noninterest income
Cardholder services	48,360	25,445			73,805
Merchant services	56,024	15,460			71,484
Service charges on deposit accounts	60,661	38,660			99,321
Wealth management services	59,628	17,739			77,367
Fees from processing services	22,821	—	(20,400)	F	2,421
Securities gains (losses)	—	8,290			8,290
Other service charges and fees	15,696	4,009			19,705
Mortgage income	11,065	11,675	(301)	G	22,439
Insurance commissions	10,694	1,884			12,578
ATM income	5,026	3,915			8,941
Adjustments to FDIC loss share receivable	(72,342)	4,384			(67,958)
Other	45,970	2,557			48,527

Total noninterest income	263,603	134,018	(20,701)		376,920
Noninterest expense
Salaries and wages	308,941	96,431			405,372
Employee benefits	90,479	35,705			126,184
Occupancy expense	75,718	16,621	383	H	92,722
Equipment expense	75,545	9,403			84,948
FDIC insurance expense	10,175	5,494			15,669
Foreclosure-related expenses	17,134	11,982			29,116
Other	193,388	85,415	(3,606)	F, I	275,197

Total noninterest expense	771,380	261,051	(3,223)		1,029,208
Income before income taxes	264,664	68,428	(2,899)		330,193

Provision for income taxes	96,965	23,425	(1,131)	J	119,259

Net income	$167,699	$45,003	$(1,768)		$210,934
Preferred dividends	—	162	(162)	K	—

Net income available to common shareholders	$167,699	$44,841	$(1,606)		$210,934

Net income per share
Net income per share – basic and diluted	$17.43	$65.62	$(0.94)		$17.56
Average shares outstanding	9,618,952	683,293	1,708,173	L	12,010,418

Notes

A	Adjusted loan interest income for purchased loans using the level yield method over the estimated lives of the acquired loan portfolio.
B	Adjustment reflects the elimination of North dividend income from South of $0.05 million and the elimination of South dividend income from North of $0.3 million.
C	Adjustment reflects amortization of the deposit premium over an estimated average deposit life of 3 years.
D	Adjustment reflects amortization of the short-term debt premium over the remaining estimated duration of the debt obligations of 3 years.
E	Adjustment reflects amortization of the long-term debt discount over the estimated duration of the debt obligations. The $0.8 million premium for the Capital Trust I debt was amortized over 2 years due to redemption in December 2014. The remaining $4.4 million discount for the other long-term debt was amortized over the remaining estimated duration of the debt obligations of 20 years.
F	Adjustment reflects the elimination of processing fees between North and South.
G	Adjustment reflects mortgage servicing rights amortization expense of $0.3 million.
H	Adjustment reflects the incremental depreciation expense of facilities acquired.
I	Adjustment reflects customer deposit intangibles amortization expense of $16.0 million and customer relationship intangible for FCSC amortization expense of $0.8 million over their respective estimated lives.
J	Adjustment reflects estimated tax impact from the income derived from the transaction.
K	Adjustment reflects the elimination of South’s preferred stock upon completion of the acquisition.
L	Adjustment reflects the net impact of common shares issued and retired totaling 1,708,173. The net impact consists of the following adjustments: North Class A shares issued, which is the weighted average of South’s outstanding common shares totaling 683,293 less common shares owned and retired by North of 32,042 multiplied by the exchange ratio of 4.0 for the election of North Class A shares and $50 cash per share or the exchange ratio of 3.58 for North Class A shares and 0.42 North Class B shares, resulting in 2,586,764 gross North Class A common shares and 18,202 gross North Class B shares. This amount is then reduced by the total South shares outstanding of 683,293 and the retirement of 213,500 North Class A common shares that are owned by South.